3. MATERIAL ACCOUNTING POLICY INFORMATION: b) Financial instruments (Policies)	12 Months Ended
Dec. 31, 2025
Policies
b) Financial instruments

b)Financial instruments

Financial instruments are accounted for in accordance with IFRS 9 Financial Instruments. A financial instrument is any contract that gives rise to a financial asset of one entity and a financial liability or equity instrument of another entity.

Classification of financial instruments

The Company determines the classification of its financial instruments which are all measured at fair value on initial recognition. Upon initial recognition, a financial asset is classified as measured at: amortized cost, fair value through profit or loss (“FVTPL”), or fair value through other comprehensive income (“FVTOCI”). The classification of financial assets is generally based on the business model in which a financial asset is managed and its contractual cash flow characteristics. A financial liability is classified as measured at amortized cost or FVTPL.

The Company’s financial assets comprise of cash and cash equivalents, other receivables (excluding sales tax recoverable) and deposits which are classified as and measured at amortized cost.

The Company’s financial liabilities comprise of accounts payable and accrued liabilities which are classified as and measured at amortized cost.

Impairment of financial assets at amortized cost

The Company considers all information available, including on a forward-looking basis, to assess the expected credit losses associated with its assets carried at amortized cost. The impairment methodology applied depends on whether there has been a significant increase in credit risk. To assess whether there is a significant increase in credit risk, the Company compares the risk of a default occurring on the asset at the reporting date, with the risk of default as at the date of initial recognition, based on all information available, and reasonable and supportive forward-looking information.